TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-5776 – PremierSolutions Cornerstone

333-72042       HV-5795 – PremierSolutions Standard (Series A)

333-72042       HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042       HV-6779 – PremierSolutions Standard (Series A-II)

333-151805     HV-6776 – Premier InnovationsSM

333-151805     HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805     HV-6778 – Premier InnovationsSM (Series II)

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Supplement dated March 8, 2021 to your Prospectus

FUND NAME CHANGE

PUTNAM EQUITY INCOME FUND

Effective on March 30, 2021, the Putnam Equity Income Fund will be re-named the Putnam Large Cap Value Fund.

As a result of the change, all references to the Putnam Equity Income Fund in your Prospectus will be deleted and replaced with the Putnam Large Cap Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.